UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2015

STANCORP FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

State of Oregon	1-14925	93-1253576
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 SW Sixth Avenue, Portland, Oregon	97204
(Address of principal executive offices)	(Zip Code)

(971) 321-7000

(Registrant’s telephone number, including area code)

No Change

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At a meeting of the Board of Directors (the “Board”) of StanCorp Financial Group, Inc. (the “Company”) held on July 23, 2015, the Board amended the Bylaws of the Company by adopting a new Section 8.4, which reads in its entirety as follows:

8.4 Forum for Adjudication of Disputes. Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation; (b) any action asserting a claim of breach of fiduciary duty owed by any director, officer, agent or employee of the Corporation to the Corporation or the Corporation’s stockholders; (c) any action asserting a claim against the Corporation or any director, officer, agent or employee of the Corporation arising pursuant to any provision of the Oregon Business Corporation Act, the Articles of Incorporation or these Bylaws (in each case, as may be amended from time to time); or (d) any action asserting a claim against the Corporation or any director, officer, agent or employee of the Corporation governed by the internal affairs doctrine, including, without limitation, any action to interpret, apply, enforce, or determine the validity of the Articles of Incorporation or these Bylaws (in each case, as may be amended from time to time) shall be in the United States District Court for the District of Oregon or, if such court does not have jurisdiction, any Circuit Court located in the State of Oregon. Failure to enforce the foregoing provisions would cause the Corporation irreparable harm and the Corporation shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions.

Item 8.01 – Other Events.

On July 23, 2015, the Company and Meiji Yasuda Life Insurance Company (“Meiji Yasuda”) issued a joint press release announcing their entry into a definitive merger agreement (the “Merger Agreement”). A copy of the press release is filed as Exhibit 99.1 to this report and incorporated herein by reference.

Copies of related communications to investors, employees and distribution partners are attached hereto as Exhibits 99.2, 99.3, 99.4, 99.5, 99.6, 99.7 and 99.8.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

99.1	Joint Press Release of Meiji Yasuda Life Insurance Company and StanCorp Financial Group, Inc.

99.2	Letter to Employees of StanCorp Financial Group, Inc. from StanCorp Financial Group, Inc. CEO, dated July 23, 2015

99.3	Employee FAQ, dated July 23, 2015

99.4	Top FAQ, dated July 23, 2015

99.5 99.6	Investor Presentation, dated July 23, 2015 StanCorp Financial Group, Inc. Company Fact Sheet

99.7	Transcript of StanCorp Financial Group, Inc. CEO Video to employees of StanCorp Financial Group, Inc. on Intranet, posted July 23, 2015

99.8	StanCorp Financial Group, Inc. letter to Distribution Partners, dated July 23, 2015

Additional Information and Where to Find It

This filing may be deemed solicitation material in respect of the proposed acquisition of the Company by Meiji Yasuda. In connection with the proposed merger transaction, the Company will file with the SEC and furnish to the Company’s shareholders a proxy statement and other relevant documents. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE MERGER. The Company’s shareholders will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the Company’s shareholders may obtain a free copy of the Company’s filings with the SEC from the Company’s investor relations website at www.stancorpfinancial.com or by directing a request to: StanCorp Financial Group, Inc., 1100 SW Sixth Avenue, Portland, OR 97204, Attn: Jeff Hallin, Vice President, Investor Relations and Capital Markets, (971) 321-6127, jeff.hallin@standard.com.

The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from shareholders of the Company in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of the Company in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K filed with the SEC on February 26, 2015 and in its definitive proxy statement filed with the SEC on Schedule 14A on March 23, 2015.

Forward-looking Statements

Statements in this Current Report on Form 8-K and the exhibits furnished or filed herewith that relate to future results and events are forward-looking statements based on the Company’s current expectations. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Risks, uncertainties and assumptions include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the inability to complete the proposed merger due to the failure to obtain shareholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; (3) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; and (4) the effect of the announcement of the proposed merger on the Company’s relationships with its distributors, operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date on which such statements were made. The Company anticipates that subsequent events and developments will cause its views to change. However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10–K for the fiscal year ended December 31, 2014, which was filed with the SEC on February 26, 2015, under the heading “Item 1A—Risk Factors,” and in subsequent reports on Forms 10–Q and 8–K filed with the SEC by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANCORP FINANCIAL GROUP, INC.

Dated: July 23, 2015

/s/ Floyd F. Chadee
Floyd F. Chadee
Senior Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1*	Joint Press Release of Meiji Yasuda Life Insurance Company and StanCorp Financial Group, Inc.

99.2*	Letter to Employees of StanCorp Financial Group, Inc. from StanCorp Financial Group, Inc. CEO, dated July 23, 2015

99.3*	Employee FAQ, dated July 23, 2015

99.4*	Top FAQ, dated July 23, 2015

99.5* 99.6*	Investor Presentation, dated July 23, 2015 StanCorp Financial Group, Inc. Company Fact Sheet

99.7*	Transcript of StanCorp Financial Group, Inc. CEO Video to employees of StanCorp Financial Group, Inc. on Intranet, posted July 23, 2015

99.8*	StanCorp Financial Group, Inc. letter to Distribution Partners, dated July 23, 2015

*	Filed herewith